REPORTABLE TRANSACTIONS
Rule 10f-3 - Restricted Underwriting Transactions

- Form 10f-3

Record of Securities Purchased Under the Rule
10f-3 Procedures

1. Name of Purchasing Portfolio: Hirtle Callaghan
Fixed Income Portfolio

2. Issuer: Norske Skogindustrier

3.	Date of Purchase: 9/29/2003

4.	Underwriter from whom purchased:
JPM

5. Name of Affiliated Underwriter (as defined in the Rule
10f-3 procedures) managing or participating in syndicate
(attach list of all members of syndicated): DBSI

6.	Aggregate principal amount of purchase:
$365,000.00

7.	Aggregate principal amount of offering:
$200,000,000.00

8. Purchase price (Net of fees and expenses):
$99.58
Excluding Accrued Int.

9.	Date offering commenced: 9/29/03

10.	Commission, spread or profit:   $0.55 per bond


11. Have the following conditions been satisfied:

a. The securities are a part of an issue registered under the Securities Act of 1933, which is being offered to the public, or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of
1934 or is part of an "Eligible Foreign Offering" as defined in the Rule or an "Eligible Rule 144A Offering" as defined in the Rule. Yes

b. The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. Yes

c. The underwriting was a firm commitment underwriting.
Yes

d.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.
Yes

e.	In respect of any securities other than municipal
securities, the issuer of such securities has been in continuous operation of not less than three years
(including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
(including the operations of any predecessors), it has received on of the three highest ratings from at least on such rating service. Yes.

- Form 10f-3

Record of Securities Purchased Under the Rule
10f-3 Procedures

1. Name of Purchasing Portfolio: Hirtle Callaghan
Fixed Income Portfolio

2. Issuer: Norske Skogindustrier

3.	Date of Purchase: 9/29/2003

4.	Underwriter from whom purchased:
JPM

5. Name of Affiliated Underwriter (as defined in the Rule
10f-3 procedures) managing or participating in syndicate
(attach list of all members of syndicated): DBSI

6.	Aggregate principal amount of purchase:
$455,000.00

7.	Aggregate principal amount of offering:
$200,000,000.00

8. Purchase price (Net of fees and expenses):
$99.73
Excluding Accrued Int.

9.	Date offering commenced: 9/29/03

10.	Commission, spread or profit:   $0.825 per bond


11. Have the following conditions been satisfied:

a. The securities are a part of an issue registered under the Securities Act of 1933, which is being offered to the public, or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of
1934 or is part of an "Eligible Foreign Offering" as defined in the Rule or an "Eligible Rule 144A Offering" as defined in the Rule. Yes

b. The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. Yes

c. The underwriting was a firm commitment underwriting.
Yes

d.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.
Yes

e.	In respect of any securities other than municipal
securities, the issuer of such securities has been in continuous operation of not less than three years
(including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
(including the operations of any predecessors), it has received on of the three highest ratings from at least on such rating service. Yes.

- Form 10f-3

Record of Securities Purchased Under the Rule
10f-3 Procedures

1. Name of Purchasing Portfolio: Hirtle Callaghan
Fixed Income Portfolio

2. Issuer: Saxon Asset Securities Trust

3.	Date of Purchase: 9/23/2003

4.	Underwriter from whom purchased:
Greenwich Capital

5. Name of Affiliated Underwriter (as defined in the Rule
10f-3 procedures) managing or participating in syndicate
(attach list of all members of syndicated): Greenwich Capital

6.	Aggregate principal amount of purchase:
$235,000.00

7.	Aggregate principal amount of offering:
$67,400,000.00

8. Purchase price (Net of fees and expenses):
$100.00
Excluding Accrued Int.

9.	Date offering commenced: 9/23/03

10.	Commission, spread or profit:   $0.11 per bond


11. Have the following conditions been satisfied:

a. The securities are a part of an issue registered under the Securities Act of 1933, which is being offered to the public, or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of
1934 or is part of an "Eligible Foreign Offering" as defined in the Rule or an "Eligible Rule 144A Offering" as defined in the Rule. Yes

b. The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. Yes

c. The underwriting was a firm commitment underwriting.
Yes

d.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.
Yes

e.	In respect of any securities other than municipal
securities, the issuer of such securities has been in continuous operation of not less than three years
(including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
(including the operations of any predecessors), it has received on of the three highest ratings from at least on such rating service. Yes.

- Form 10f-3

Record of Securities Purchased Under the Rule
10f-3 Procedures

1. Name of Purchasing Portfolio: Hirtle Callaghan
Fixed Income Portfolio

2. Issuer: Long Beach Asset Holdings Corp.

3.	Date of Purchase: 7/31/2003

4.	Underwriter from whom purchased:
Greenwich Capital

5. Name of Affiliated Underwriter (as defined in the Rule
10f-3 procedures) managing or participating in syndicate
(attach list of all members of syndicated): Greenwich
Capital, DBSI

6.	Aggregate principal amount of purchase:
$1,090,000.00

7.	Aggregate principal amount of offering:
$140,600,000.00

8. Purchase price (Net of fees and expenses):
$100.00
Excluding Accrued Int.

9.	Date offering commenced: 7/31/03

10.	Commission, spread or profit:   $1.50 per bond


11. Have the following conditions been satisfied:

a. The securities are a part of an issue registered under the Securities Act of 1933, which is being offered to the public, or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of
1934 or is part of an "Eligible Foreign Offering" as defined in the Rule or an "Eligible Rule 144A Offering" as defined in the Rule. Yes

b. The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. Yes

c. The underwriting was a firm commitment underwriting.
Yes

d.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.
Yes

e.	In respect of any securities other than municipal
securities, the issuer of such securities has been in continuous operation of not less than three years
(including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
(including the operations of any predecessors), it has received on of the three highest ratings from at least on such rating service. Yes.

- Form 10f-3

Record of Securities Purchased Under the Rule
10f-3 Procedures

1. Name of Purchasing Portfolio: Hirtle Callaghan
Fixed Income Portfolio

2. Issuer: Daimlerchrysler NA Holdings

3.	Date of Purchase: 10/30/2003

4.	Underwriter from whom purchased:
JPM

5. Name of Affiliated Underwriter (as defined in the
Rule 10f-3 procedures) managing or participating in syndicate(attach list of all members of syndicated): DBSI

6.	Aggregate principal amount of purchase:
$465,000.00

7.	Aggregate principal amount of offering:
$2,000,000,000.00

8. Purchase price (Net of fees and expenses):
$99.97
Excluding Accrued Int.

9.	Date offering commenced: 10/30/03

10.	Commission, spread or profit:   $0.425 per bond


11. Have the following conditions been satisfied:

a. The securities are a part of an issue registered under the Securities Act of 1933, which is being offered to the public, or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of
1934 or is part of an "Eligible Foreign Offering" as defined in the Rule or an "Eligible Rule 144A
Offering"
as defined in the Rule. Yes

b. The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. Yes

c. The underwriting was a firm commitment underwriting.
Yes

d.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.
Yes

e. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation of not less than three years
(including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
(including the operations of any predecessors), it has received on of the three highest ratings from at least on such rating service. Yes.

- Form 10f-3

Record of Securities Purchased Under the Rule
10f-3 Procedures

1. Name of Purchasing Portfolio: Hirtle Callaghan
Fixed Income Portfolio

2. Issuer: Oneamerica Financial Partners

3.	Date of Purchase: 10/1/2003

4.	Underwriter from whom purchased:
Lehman

5. Name of Affiliated Underwriter (as defined in the Rule
10f-3 procedures) managing or participating in syndicate
(attach list of all members of syndicated): DBSI

6.	Aggregate principal amount of purchase:
$620,000.00

7.	Aggregate principal amount of offering:
$200,000,000.00

8. Purchase price (Net of fees and expenses):
$99.49
Excluding Accrued Int.

9.	Date offering commenced: 10/1/03

10.	Commission, spread or profit:   $0.875 per bond


11. Have the following conditions been satisfied:

a. The securities are a part of an issue registered under the Securities Act of 1933, which is being offered to the public, or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of
1934 or is part of an "Eligible Foreign Offering" as defined in the Rule or an "Eligible Rule 144A Offering" as defined in the Rule. Yes

b. The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. Yes

c. The underwriting was a firm commitment underwriting.
Yes

d.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.
Yes

e.	In respect of any securities other than municipal
securities, the issuer of such securities has been in continuous operation of not less than three years
(including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
(including the operations of any predecessors), it has received on of the three highest ratings from at least on such rating service. Yes.

- Form 10f-3

Record of Securities Purchased Under the Rule
10f-3 Procedures

1. Name of Purchasing Portfolio: Hirtle Callaghan
Fixed Income Portfolio

2. Issuer: Tyco International Group SA

3.	Date of Purchase: 11/6/2003

4.	Underwriter from whom purchased:
Warburg

5. Name of Affiliated Underwriter (as defined in the
Rule
10f-3 procedures) managing or participating in syndicate
(attach list of all members of syndicated): DBSI

6.	Aggregate principal amount of purchase:
$1,135,000.00

7.	Aggregate principal amount of offering:
$1,000,000,000.00

8. Purchase price (Net of fees and expenses):
$99.57
Excluding Accrued Int.

9.	Date offering commenced: 11/6/03

10.	Commission, spread or profit:   $0.65 per bond


11. Have the following conditions been satisfied:

a. The securities are a part of an issue registered under the Securities Act of 1933, which is being offered to the public, or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of
1934 or is part of an "Eligible Foreign Offering" as defined in the Rule or an "Eligible Rule 144A
Offering"
as defined in the Rule. Yes

b. The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. Yes

c. The underwriting was a firm commitment underwriting.
Yes

d.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.
Yes

e.	In respect of any securities other than municipal
securities, the issuer of such securities has been in continuous operation of not less than three years
(including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
(including the operations of any predecessors), it has received on of the three highest ratings from at least on such rating service. Yes.

- Form 10f-3

Record of Securities Purchased Under the Rule
10f-3 Procedures

1. Name of Purchasing Portfolio: Hirtle Callaghan
Fixed Income Portfolio

2. Issuer: Hutchison Whampoa International Ltd.

3.	Date of Purchase: 11/19/2003

4.	Underwriter from whom purchased:
HSBC

5. Name of Affiliated Underwriter (as defined in the
Rule
10f-3 procedures) managing or participating in syndicate
(attach list of all members of syndicated): DBSI

6.	Aggregate principal amount of purchase:
$1,720,000.00

7.	Aggregate principal amount of offering:
$1,500,000,000.00

8. Purchase price (Net of fees and expenses):
$99.77
Excluding Accrued Int.

9.	Date offering commenced: 11/19/03

10.	Commission, spread or profit:   $0.875 per bond


11. Have the following conditions been satisfied:

a. The securities are a part of an issue registered under the Securities Act of 1933, which is being offered to the public, or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of
1934 or is part of an "Eligible Foreign Offering" as defined in the Rule or an "Eligible Rule 144A
Offering"
as defined in the Rule. Yes

b. The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. Yes

c. The underwriting was a firm commitment underwriting.
Yes

d.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.
Yes

e.	In respect of any securities other than municipal
securities, the issuer of such securities has been in continuous operation of not less than three years
(including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
(including the operations of any predecessors), it has received on of the three highest ratings from at least on such rating service. Yes.

- Form 10f-3

Record of Securities Purchased Under the Rule
10f-3 Procedures

1. Name of Purchasing Portfolio: Hirtle Callaghan
Fixed Income II Portfolio

2. Issuer: Miller Brewing Co.

3.	Date of Purchase: 8/6/2003

4.	Underwriter from whom purchased:
JP Morgan Chase Bank

5. Name of Affiliated Underwriter (as defined in the
Rule
10f-3 procedures) managing or participating in syndicate
(attach list of all members of syndicated): Morgan
Stanley

6.	Aggregate principal amount of purchase:
$125,000.00

7.	Aggregate principal amount of offering:
$1,100,000,000.00

8. Purchase price (Net of fees and expenses):
$99.226
Excluding Accrued Int.

9.	Date offering commenced: 8/6/03

10.	Offering price at end of first day on which
any sales were made:   $100.40


11. Have the following conditions been satisfied:

a. The securities are a part of an issue registered under the Securities Act of 1933, which is being offered to the public, or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of
1934 or is part of an "Eligible Foreign Offering" as defined in the Rule or an "Eligible Rule 144A
Offering"
as defined in the Rule. Yes

b. The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. Yes

c. The underwriting was a firm commitment underwriting.
Yes

d.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.
Yes

e.	In respect of any securities other than municipal
securities, the issuer of such securities has been in continuous operation of not less than three years
(including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
(including the operations of any predecessors), it has received on of the three highest ratings from at least on such rating service. Yes.

- Form 10f-3

Record of Securities Purchased Under the Rule
10f-3 Procedures

1. Name of Purchasing Portfolio: Hirtle Callaghan
Fixed Income II Portfolio

2. Issuer: Telecom Italia SPA

3.	Date of Purchase: 10/22/2003

4.	Underwriter from whom purchased:
JP Morgan Securities Inc.

5. Name of Affiliated Underwriter (as defined in the
Rule
10f-3 procedures) managing or participating in syndicate
(attach list of all members of syndicated): Morgan
Stanley

6.	Aggregate principal amount of purchase:
$125,000.00

7.	Aggregate principal amount of offering:
$2,000,000,000.00

8. Purchase price (Net of fees and expenses):
$99.742
Excluding Accrued Int.

9.	Date offering commenced: 10/22/03

10.	Offering price at end of first day on which
any sales were made:   $99.471


11. Have the following conditions been satisfied:

a. The securities are a part of an issue registered under the Securities Act of 1933, which is being offered to the public, or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of
1934 or is part of an "Eligible Foreign Offering" as defined in the Rule or an "Eligible Rule 144A
Offering"
as defined in the Rule. Yes

b. The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. Yes

c. The underwriting was a firm commitment underwriting.
Yes

d.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.
Yes

e.	In respect of any securities other than municipal
securities, the issuer of such securities has been in continuous operation of not less than three years
(including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
(including the operations of any predecessors), it has received on of the three highest ratings from at least on such rating service. Yes.

- Form 10f-3

Record of Securities Purchased Under the Rule
10f-3 Procedures

1. Name of Purchasing Portfolio: Hirtle Callaghan
Fixed Income II Portfolio

2. Issuer: ASIF Global Financing XXIII

3.	Date of Purchase: 10/22/2003

4.	Underwriter from whom purchased:
Merrill Lynch & Co.

5. Name of Affiliated Underwriter (as defined in the
Rule
10f-3 procedures) managing or participating in syndicate
(attach list of all members of syndicated): Morgan
Stanley

6.	Aggregate principal amount of purchase:
$150,000.00

7.	Aggregate principal amount of offering:
$500,000,000.00

8. Purchase price (Net of fees and expenses):
$98.807
Excluding Accrued Int.

9.	Date offering commenced: 10/22/03

10.	Offering price at end of first day on which
any sales were made:   $99.375


11. Have the following conditions been satisfied:

a. The securities are a part of an issue registered under the Securities Act of 1933, which is being offered to the public, or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of
1934 or is part of an "Eligible Foreign Offering" as defined in the Rule or an "Eligible Rule 144A
Offering"
as defined in the Rule. Yes

b. The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. Yes

c. The underwriting was a firm commitment underwriting.
Yes

d.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.
Yes

e.	In respect of any securities other than municipal
securities, the issuer of such securities has been in continuous operation of not less than three years
(including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
(including the operations of any predecessors), it has received on of the three highest ratings from at least on such rating service. Yes.

- Form 10f-3

Record of Securities Purchased Under the Rule
10f-3 Procedures

1. Name of Purchasing Portfolio: Hirtle Callaghan
Fixed Income II Portfolio

2. Issuer: Tyco International Group SA

3.	Date of Purchase: 11/6/2003

4.	Underwriter from whom purchased:
UBS Securities LLC

5. Name of Affiliated Underwriter (as defined in the Rule
10f-3 procedures) managing or participating in syndicate
(attach list of all members of syndicated): Morgan Stanley

6.	Aggregate principal amount of purchase:
$10,000.00

7.	Aggregate principal amount of offering:
$1,000,000,000.00

8. Purchase price (Net of fees and expenses):
$99.569
Excluding Accrued Int.

9.	Date offering commenced: 11/6/03

10.	Offering price at end of first day on which
any sales were made:   $99.36


11. Have the following conditions been satisfied:

a. The securities are a part of an issue registered under the Securities Act of 1933, which is being offered to the public, or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of
1934 or is part of an "Eligible Foreign Offering" as defined in the Rule or an "Eligible Rule 144A Offering" as defined in the Rule. Yes

b. The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. Yes

c. The underwriting was a firm commitment underwriting.
Yes

d.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.
Yes

e.	In respect of any securities other than municipal
securities, the issuer of such securities has been in continuous operation of not less than three years
(including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
(including the operations of any predecessors), it has received on of the three highest ratings from at least on such rating service. Yes.

- Form 10f-3

Record of Securities Purchased Under the Rule
10f-3 Procedures

1. Name of Purchasing Portfolio: Hirtle Callaghan
Fixed Income II Portfolio

2. Issuer: ANZ Capital Trust

3.	Date of Purchase: 11/19/2003

4.	Underwriter from whom purchased:
Deutsche Bank Securities Inc.

5. Name of Affiliated Underwriter (as defined in the Rule
10f-3 procedures) managing or participating in syndicate
(attach list of all members of syndicated): Morgan Stanley

6.	Aggregate principal amount of purchase:
$340,000.00

7.	Aggregate principal amount of offering:
$350,000,000.00

8. Purchase price (Net of fees and expenses):
$100.00
Excluding Accrued Int.

9.	Date offering commenced: 11/19/03

10.	Offering price at end of first day on which
any sales were made:   $100.00


11. Have the following conditions been satisfied:

a. The securities are a part of an issue registered under the Securities Act of 1933, which is being offered to the public, or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of
1934 or is part of an "Eligible Foreign Offering" as defined in the Rule or an "Eligible Rule 144A Offering" as defined in the Rule. Yes

b. The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. Yes

c. The underwriting was a firm commitment underwriting.
Yes

d.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.
Yes

e.	In respect of any securities other than municipal
securities, the issuer of such securities has been in continuous operation of not less than three years
(including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
(including the operations of any predecessors), it has received on of the three highest ratings from at least on such rating service. Yes.

- Form 10f-3

Record of Securities Purchased Under the Rule
10f-3 Procedures

1. Name of Purchasing Portfolio: Hirtle Callaghan
Fixed Income II Portfolio

2. Issuer: Alcan Inc.

3.	Date of Purchase: 12/3/2003

4.	Underwriter from whom purchased:
Citigroup Global Markets Inc.

5. Name of Affiliated Underwriter (as defined in the Rule
10f-3 procedures) managing or participating in syndicate
(attach list of all members of syndicated): Morgan Stanley

6.	Aggregate principal amount of purchase:
$125,000.00

7.	Aggregate principal amount of offering:
$750,000,000.00

8. Purchase price (Net of fees and expenses):
$98.807
Excluding Accrued Int.

9.	Date offering commenced: 12/3/03

10.	Offering price at end of first day on which
any sales were made:   $98.807


11. Have the following conditions been satisfied:

a. The securities are a part of an issue registered under the Securities Act of 1933, which is being offered to the public, or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of
1934 or is part of an "Eligible Foreign Offering" as defined in the Rule or an "Eligible Rule 144A Offering" as defined in the Rule. Yes

b. The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. Yes

c. The underwriting was a firm commitment underwriting.
Yes

d.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.
Yes

e.	In respect of any securities other than municipal
securities, the issuer of such securities has been in continuous operation of not less than three years
(including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
(including the operations of any predecessors), it has received on of the three highest ratings from at least on such rating service. Yes.

- Form 10f-3

Record of Securities Purchased Under the Rule
10f-3 Procedures

1. Name of Purchasing Portfolio: Hirtle Callaghan
Fixed Income II Portfolio

2. Issuer: Diageo Finance PLC

3.	Date of Purchase: 12/10/2003

4.	Underwriter from whom purchased:
Goldman Sachs & Co.

5. Name of Affiliated Underwriter (as defined in the Rule
10f-3 procedures) managing or participating in syndicate
(attach list of all members of syndicated): Morgan Stanley

6.	Aggregate principal amount of purchase:
$145,000.00

7.	Aggregate principal amount of offering:
$500,000,000.00

8. Purchase price (Net of fees and expenses):
$99.969
Excluding Accrued Int.

9.	Date offering commenced: 12/10/03

10.	Offering price at end of first day on which
any sales were made:   $99.969


11. Have the following conditions been satisfied:

a. The securities are a part of an issue registered under the Securities Act of 1933, which is being offered to the public, or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of
1934 or is part of an "Eligible Foreign Offering" as defined in the Rule or an "Eligible Rule 144A Offering" as defined in the Rule. Yes

b. The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. Yes

c. The underwriting was a firm commitment underwriting.
Yes

d.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.
Yes

e.	In respect of any securities other than municipal
securities, the issuer of such securities has been in continuous operation of not less than three years
(including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
(including the operations of any predecessors), it has received on of the three highest ratings from at least on such rating service. Yes.


Approved:\s\Trent Statczar	Date: 2/27/04